------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported): June 9, 2003





                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                    333-76246
  41-1808858
(State or Other Jurisdiction     (Commission        (I.R.S. Employer
        of Incorporation)        File Number)       Identification No.)




       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (952) 857-7000

 -----------------------------------------------------------------------------

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.

        On or about June 26, 2003, the Registrant expects to cause the issuance and sale of Home Equity Loan-Backed Notes, Series 2003-HS2 (the "Notes"), pursuant to an Indenture to be dated as of June 26, 2003, between Home Equity Loan Trust 2003-HS2, as issuer and JPMorgan Chase Bank, as Indenture Trustee.

        In connection with the expected sale of the Notes by Bear, Stearns & Co. Inc. ("Bear") and Residential Funding Securities Corporation ("RFSC", and together with Bear, the "Underwriters"), the Registrant has been advised that Bear has furnished to prospective investors certain collateral information (the "Collateral Term Sheets") with respect to the mortgage loans underlying the proposed offering of the Notes, which Collateral Term Sheets are being filed electronically as exhibits to this report.

        The Collateral Term Sheets have been provided by Bear. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

        The Collateral Term Sheets were prepared by Bear at the request of certain prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

        In addition, the actual characteristics and performance of the Mortgage Loans underlying the Notes (the "Mortgage Loans") may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Notes. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements.

        Not applicable.

(b) Pro Forma Financial Information.

        Not applicable.

(c) Exhibits:

                ITEM 601(A) OF
                REGULATION S-K
EXHIBIT NO.     EXHIBIT NO.              DESCRIPTION

    1                99                 Collateral Term Sheets

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                           RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.



                           By /s/Mark White
                           Name:  Mark White
                           Title: Vice President



Dated:  June 10, 2003

                                  Exhibit Index


               Item 601(a) of        Sequentially
Exhibit        Regulation S-K        Numbered
Number         Exhibit No.           Description          Page

1                     99                Collateral Term      6
                                         Sheets